TSR, INC. AND SUBSIDIARIES
                                   EXHIBIT 21
                   LIST OF SUBSIDIARIES TO REPORT ON FORM 10-K
                         FISCAL YEAR ENDED MAY 31, 2000



               NAME                                STATE OF INCORPORATION

     TSR Consulting Services, Inc.                        New York
     Construction Data Services, Inc.                     New York
     TSR Health Care Services, Inc.                       New York
     Catch/21 Enterprises Incorporated                    Delaware



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